                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                    The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                     Florsheim Occupational Footwear, Inc.
                             L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                January 31, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:  FLORSHEIM GROUP INC.             CASE NO.       02 B 08209
          ------------------------                   ---------------------------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN                                  12/31/02            1/31/03
                                                  ----------         -----------
    BT Commercial                                 $        -         $         -

    Associated Bank                                 8,485.30            3,150.16

    D'Ancona & Pflaum - Client
       Trust Account                               49,695.92          165,220.95

                                                  ----------         -----------
    TOTAL                                         $58,181.22         $168,371.11
                                                  ==========         ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANUARY 31, 2003

  DATE                   BT COMMERCIAL
  ----                   -------------
01/01/03               $        -   1)
01/02/03                        -
01/03/03                        -
01/04/03                        -
01/05/03                        -
01/06/03                        -
01/07/03                        -
01/08/03                        -
01/09/03                        -
01/10/03                        -
01/11/03                        -
01/12/03                        -
01/13/03                        -
01/14/03                        -
01/15/03                   9,692.84 2)
01/16/03                        -
01/17/03                        -
01/18/03                        -
01/19/03                        -
01/20/03                        -
01/21/03                        -
01/22/03                        -
01/23/03                        -
01/24/03                 100,395.95 3)
01/25/03                        -
01/26/03                        -
01/27/03                        -
01/28/03                        -
01/29/03                        -
01/30/03                        -
01/31/03                        -

                  -------------------
TOTAL RECEIPTS         $ 110,088.79
                  ===================



      NOTES:
      1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.
      2) Return of credit card processing holdback.
      3) Proceeds from Jefferson City personal property auction.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANUARY 31, 2003


  DATE              ASSOCIATED BANK
  ----              ---------------
01/01/03            $        -
01/02/03                     -
01/03/03                     -
01/04/03                     -
01/05/03                     -
01/06/03               30,610.01 1)
01/07/03                     -
01/08/03                     -
01/09/03                     -
01/10/03                     -
01/11/03                     -
01/12/03                     -
01/13/03                     -
01/14/03              205,674.00 2)
01/15/03                     -
01/16/03                     -
01/17/03                     -
01/18/03                     -
01/19/03                     -
01/20/03                     -
01/21/03                     -
01/22/03                     -
01/23/03                     -
01/24/03                8,000.00 3)
01/25/03                     -
01/26/03                     -
01/27/03                1,602.92 4)
01/28/03                     -
01/29/03                     -
01/30/03                     -
01/31/03                     -
                ------------------
TOTAL RECEIPTS      $ 245,886.93
                ==================



        NOTES:
        1) Includes state tax refunds - $25,365.78, sale of office furniture - $4,300.00, utility deposits - $425.72, and collections of accounts receivable - $518.51, including amounts previously written off.
        2) Includes property insurance refund - $204,701.00, accounts receivable collections - $873.00, and other insurance refunds
           - $100.00.
        3) Bank borrowings.
        4) Accounts receivable collections.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - JANUARY 31, 2003


                  D'ANCONA & PFLAUM
  DATE           CLIENT TRUST ACCOUNT
  ----           --------------------
01/01/03          $       -
01/02/03                  -
01/03/03                  -
01/04/03                  -
01/05/03                  -
01/06/03                  -
01/07/03                  -
01/08/03                  -
01/09/03                  -
01/10/03                  -
01/11/03            11,500.00 1)
01/12/03                  -
01/13/03                  -
01/14/03                  -
01/15/03                  -
01/16/03                  -
01/17/03            45,000.00 1)
01/18/03                  -
01/19/03                  -
01/20/03                  -
01/21/03                  -
01/22/03                  -
01/23/03                  -
01/24/03                  -
01/25/03                  -
01/26/03                  -
01/27/03            90,000.00 1)
01/28/03                  -
01/29/03                  -
01/30/03                  -
01/31/03                  -
               ----------------
TOTAL RECEIPTS    $146,500.00
               ================

           NOTES:
           1) Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2003



FLORSHEIM GROUP INC.                   BT COMMERCIAL
                                       -------------
         PAYMENTS
         --------
         Transfer to Loan Account      $ 110,088.79


                                      --------------
         Total                         $ 110,088.79
                                      ==============


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2003






FLORSHEIM GROUP INC.                          ASSOCIATED BANK
--------------------                          ---------------
               PAYMENTS
               --------
               Wholesale checks                  $ 251,207.07
               Bank fees                                15.00

                                              ----------------

               Total Funds Out                     251,222.07



               Transfer to BT Commercial                    -



                                              ----------------
               Total                             $ 251,222.07
                                              ================

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - JANUARY 31, 2003





                                                               D'ANCONA & PFLAUM
                                                              CLIENT TRUST ACCOUNT
                                                              --------------------
  DATE      PAYMENTS

01/13/03    Terrence Blanchard - Services October thru                 $ 30,220.95
              December 2002.


                                                              ---------------------
            Total Funds Out                                            $ 30,220.95
                                                              =====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


 CASE NAME:    FLORSHEIM GROUP INC.             CASE NO.     02 B 08209
           -----------------------------                -----------------------


                         STATEMENT OF INVENTORY ($ 000)

                       FOR MONTH ENDING JANUARY 31, 2003




         Beginning Inventory                      $     -
                                                 ---------

         Add: Purchases                           $     -
                                                 ---------

         Less: Cost of Goods Sold
                (cost basis)                      $     -
                                                 ---------

         Adjustments                              $     -
                                                 ---------

         Ending Inventory                         $     -
                                                 =========


                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                JANUARY 31, 2003
BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                      POST-PETITION
                                                                           LOAN
     DATE                PAYMENTS                BORROWINGS               BALANCE
---------------     -------------------     -------------------    ---------------------
OPENING BALANCE                                                          $ 9,700,644.71
    01/01                 $          -             $         -             9,700,644.71
    01/02                            -                       -             9,700,644.71
    01/03                            -                       -             9,700,644.71
    01/04                            -                       -             9,700,644.71
    01/05                            -                       -             9,700,644.71
    01/06                            -                    6.40 1)          9,700,651.11
    01/07                            -                       -             9,700,651.11
    01/08                            -                       -             9,700,651.11
    01/09                            -                       -             9,700,651.11
    01/10                            -                       -             9,700,651.11
    01/11                            -                       -             9,700,651.11
    01/12                            -                       -             9,700,651.11
    01/13                            -                       -             9,700,651.11
    01/14                            -                       -             9,700,651.11
    01/15                            -                       -             9,700,651.11
    01/16                            -                       -             9,700,651.11
    01/17                            -                       -             9,700,651.11
    01/18                            -                       -             9,700,651.11
    01/19                            -                       -             9,700,651.11
    01/20                            -                       -             9,700,651.11
    01/21                            -                       -             9,700,651.11
    01/22                            -                       -             9,700,651.11
    01/23                            -                       -             9,700,651.11
    01/24                            -                8,000.00 3)          9,708,651.11
    01/25                            -                       -             9,708,651.11
    01/26                            -                       -             9,708,651.11
    01/27                            -                       -             9,708,651.11
    01/28                            -                       -             9,708,651.11
    01/29                   110,088.79  2)            6,145.28 4)          9,604,707.60
    01/30                            -                       -             9,604,707.60
    01/31                            -                       -           $ 9,604,707.60
                    -------------------     -------------------

Total                     $ 110,088.79             $ 14,151.68
                    ===================     ===================


           NOTES:
           ------
           1) Wire transfer fees.
           2) Transfer to BT Commercial.
           3) Transfer to Associated Bank.
           4) Bank fees - fourth quarter 2002.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:   FLORSHEIM GROUP INC.             CASE NO.       02 B 08209
          -----------------------------               --------------------------


                          STATEMENT OF AGED RECEIVABLES

                      FOR THE MONTH ENDED JANUARY 31, 2003

ACCOUNTS RECEIVABLE:

     Beginning of Month Balance         $ 368,841
                                       -----------

     Add: Sales on Account              $       -
                                       -----------

     Less: Collections                  $  (2,901)
                                       -----------

     Adjustments                        $     418
                                       -----------

     End of the Month Balance           $ 366,358
                                       ===========


   Note - All accounts receivable are fully reserved.

       0-30             31-60                61-90              OVER 90           END OF MONTH
       DAYS              DAYS                 DAYS                DAYS                TOTAL
   -------------   -----------------     ---------------    -----------------   -------------------
     $ (1,767)         $ (2,034)           $ (68,741)           $ 438,900            $ 366,358



                             ACCOUNTS PAYABLE AGING



                     0-30           31-60           61-90          Over 90       End of Month
                     Days            Days            Days            Days            Total
                 ------------   --------------   ------------    ------------    --------------
   Wholesale        $ 94,774        $ 170,673       $ 22,238       $ 919,076       $ 1,206,761

   Retail               (305)               -              3          76,101            75,802

                 ------------   --------------   ------------    ------------    --------------
   Total            $ 94,469        $ 170,673       $ 22,241       $ 995,177       $ 1,282,563
                 ============   ==============   ============    ============    ==============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    FLORSHEIM GROUP INC.             CASE NO.       02 B 08209
          -------------------------------              -------------------------


                                TAX QUESTIONNAIRE

                       FOR MONTH ENDING JANUARY 31, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.  Federal Income Taxes                   Yes (x)        No (  )
         2.  FICA withholdings                      Yes (x)        No (  )
         3.  Employee's withholdings                Yes (x)        No (  )
         4.  Employer's FICA                        Yes (x)        No (  )
         5.  Federal Unemployment Taxes             Yes (x)        No (  )
         6.  State Income Taxes                     Yes (x)        No (  )
         7.  State Employee withholdings            Yes (x)        No (  )
         8.  All other state taxes                  Yes (x)        No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                       /s/ F. Terrence Blanchard
                                       For the Debtor In Possession (Trustee)


                                       Print or type name and capacity of
                                       person signing this Declaration:

                                       F. Terrence Blanchard
                                       ----------------------------------------

                                       President and Chief Financial Officer
                                       Florsheim Group Inc.
DATED:  February 21, 2003